                                                                    EXHIBIT (16)

                         HARBOR FUND -- CLASS A SHARES
        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996

Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................     $15.05
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,056.19    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      5.62%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................     $15.05
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,120.77    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     12.08%    =  T
TOTAL RETURN CALCULATION FIVE YEARS ENDED DECEMBER 31, 1996
Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................     $15.05
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,507.02    =  ERV
Five years ended 12/31/96...................................          5    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      8.55%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................     $15.05
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,598.93    =  ERV
Five years ended 12/31/96...................................          5    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      9.84%    =  T

                         HARBOR FUND -- CLASS A SHARES
           TOTAL RETURN CALCULATION TEN YEARS ENDED DECEMBER 31, 1996

Formula.....................................................   P(1+T)(n)    =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................      $15.05
Initial Investment..........................................   $1,000.00    =  P
Ending Redeemable Value.....................................   $2,482.39    =  ERV
Ten years ended 12/31/96....................................          10    =  (n)
TOTAL RETURN FOR THE PERIOD.................................       9.52%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................      $15.05
Initial Investment..........................................   $1,000.00    =  P
Ending Redeemable Value.....................................   $2,634.01    =  ERV
Ten years ended 12/31/96....................................          10    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      10.17%    =  T
TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996
Formula.....................................................   P(1+T)(n)    =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................      $15.05
Initial Investment..........................................   $1,000.00    =  P
Ending Redeemable Value.....................................  $40,517.88    =  ERV
Inception through 12/31/96..................................       40.13    =  (n)
TOTAL RETURN FOR THE PERIOD.................................       9.66%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................      $15.05
Initial Investment..........................................   $1,000.00    =  P
Ending Redeemable Value.....................................  $42,992.54    =  ERV
Inception through 12/31/96..................................       40.13    =  (n)
TOTAL RETURN FOR THE PERIOD.................................       9.82%    =  T

                         HARBOR FUND -- CLASS A SHARES
              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996

Formula.....................................................     ERV - P    =  T
                                                                       P
Including Payment of the Sales Charge
Net Asset Value.............................................      $15.05
Initial Investment..........................................   $1,000.00    =  P
Ending Redeemable Value.....................................  $40,517.88    =  ERV
TOTAL RETURN FOR THE PERIOD.................................    3951.79%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................      $15.05
Initial Investment..........................................   $1,000.00    =  P
Ending Redeemable Value.....................................  $42,992.54    =  ERV
TOTAL RETURN FOR THE PERIOD.................................    4199.25%    =  T

                         HARBOR FUND -- CLASS B SHARES
        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996

Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the CDSC
Net Asset Value.............................................     $14.99
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,061.90    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      6.19%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $14.99
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,111.90    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     11.19%    =  T
TOTAL RETURN CALCULATION FIVE YEARS ENDED DECEMBER 31, 1996
Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................     $14.99
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,519.60    =  ERV
Five years ended 12/31/96...................................          5    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      8.73%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................     $14.99
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,534.60    =  ERV
Five years ended 12/31/96...................................          5    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      8.94%    =  T

                         HARBOR FUND -- CLASS B SHARES


          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996

Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the CDSC
Net Asset Value.............................................     $14.99
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,597.80    =  ERV
Inception through 12/31/96..................................       5.03    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      9.76%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $14.99
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,597.80    =  ERV
Inception through 12/31/96..................................       5.03    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      9.76%    =  T


                         HARBOR FUND -- CLASS B SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996

Formula.....................................................    ERV - P    =  T
                                                                      P
Including Payment of the CDSC
Net Asset Value.............................................     $14.99
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,597.80    =  ERV
TOTAL RETURN FOR THE PERIOD.................................     59.78%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $14.99
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,597.80    =  ERV
TOTAL RETURN FOR THE PERIOD.................................     59.78%    =  T

                         HARBOR FUND -- CLASS C SHARES
        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996

Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the CDSC
Net Asset Value.............................................     $15.08
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,101.95    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     10.20%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $15.08
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,111.95    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     11.20%    =  T
TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996
Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the CDSC
Net Asset Value.............................................     $15.08
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,266.46    =  ERV
Inception through 12/31/96..................................       3.18    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      7.71%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $15.08
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,266.46    =  ERV
Inception through 12/31/96..................................       3.18    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      7.71%    =  T

                         HARBOR FUND -- CLASS C SHARES
              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996

Formula.....................................................    ERV - P    =  T
                                                                      P
Including Payment of the CDSC
Net Asset Value.............................................     $15.08
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,266.46    =  ERV
TOTAL RETURN FOR THE PERIOD.................................     26.65%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $15.08
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,266.46    =  ERV
TOTAL RETURN FOR THE PERIOD.................................     26.65%    =  T